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AXA Equitable Life Insurance Company

SUPPLEMENT DATED OCTOBER 31, 2017 TO THE CURRENT PROSPECTUSES FOR:

..   INVESTMENT EDGE 15.0
..   INVESTMENT EDGE

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This Supplement modifies certain information in the above-referenced current prospectuses, supplements to the prospectus and statement of additional information, as previously supplemented (together the ''Prospectus''). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus.

THE INFORMATION IN THIS SUPPLEMENT RELATING TO THE PENDING LIQUIDATION OF THE BLACKROCK GLOBAL OPPORTUNITIES V.I. FUND IS SUBSTANTIALLY SIMILAR TO THE INFORMATION IN THE SUPPLEMENT THAT WAS PREVIOUSLY FILED ON MAY 22, 2017, EXCEPT FOR THE DATE OF THE EXPECTED LIQUIDATION OF THE PORTFOLIO.

The Board of Directors of BlackRock Variable Series Funds, Inc. approved liquidating the BlackRock Global Opportunities V.I. Fund on or about March 30, 2018. This portfolio is currently an investment option under your contract. All other portfolios described in the Prospectus are unaffected by this liquidation and remain available as investment options to you.

The BlackRock Global Opportunities V.I. Fund variable investment option (the "Investment Option") will be liquidated and thereafter discontinued as an investment option under your contract on or about March 30, 2018 (the "Transaction Date").

Prior to the Transaction Date, you may choose to transfer the account value in the Investment Option to other investment options under your contract. If you have any account value allocated to the Investment Option as of the close of the New York Stock Exchange on the Transaction Date, we will automatically transfer that account value from the Investment Option to the EQ/Money Market investment option. Thereafter, you may transfer your account value from the EQ/Money Market investment option to any other investment option under your contract. We do not currently impose any charge for transfers.

If your current allocation instructions, scheduled/recurring rebalancing instructions or other instructions (collectively, the "Instructions") include the Investment Option, you may wish to consider submitting revised Instructions. If you do not submit revised Instructions, after the Transaction Date, any allocation to the Investment Option in your Instructions will be replaced by an allocation to the EQ/Money Market investment option.

You may make transfers and/or amend Instructions via our Online Account Access by visiting our website at: www.axa.com.

Upon request we will send you a copy of the prospectus, statement of additional information and supplement(s) free of charge by contacting our customer service group at 1-800-789-7771; by writing to us at: Retirement Service Solutions, P.O. Box 1547 Secaucus, NJ 07096-1547; or by visiting our website at: axa.com.

   Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC.
               1290 Avenue of the Americas, New York, NY 10104.

   Copyright 2017 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                1290 Avenue of the Americas, New York, NY 10104
                                (212) 554-1234

                   IM-36-17 (10.17)                  Catalog No. 157186 (10.17)
                   IE & IE15 IF/NB/SAR                                  #487964